                                                                    EXHIBIT 10.1

                 AMENDMENT NO. 3 TO CREDIT TERMS AND CONDITIONS

This Amendment No. 3 dated as of September 22, 1998 ("Amendment") to that certain Credit Terms and Agreement dated April 2, 1997, as previously amended, ("Agreement") by and between Imperial Bank ("Bank") and National Information Group, formerly known as National Insurance Group, ("Borrower"). All capitalized terms used herein, and not defined herein shall have the same meaning as set forth in the Agreement.

                             INTRODUCTORY STATEMENT

A. Borrower has changed its name from National Insurance Group to National Information Group.

B. The Bank and the Borrower desire to change the name of the Borrower in the Agreement.

Accordingly, the parties hereto agree that the Agreement is hereby amended as follows:

1. Whenever the name National Insurance Group or Borrower appears in the Agreement it shall mean National Information Group.

2. The Borrower agrees to execute any additional documents required by the Bank to reflect this name change.

3. Except as provided above, the Agreement remains unchanged and the parties hereby confirm that the Agreement as herein amended is in full force and effect.

National Information Group

By: /s/ ROBERT P. BARBAROWICZ
    ----------------------------------
    Robert P. Barbarowicz

Title: Executive Vice President
       General Counsel and Secretary

Imperial Bank

By: /s/ [SIG]
    ----------------------------------

Title: Assistant Vice President



                                       1